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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-44934, 333-85058, 333-99793, 333-110937,
333-112864) and Form S-3 (Nos. 333-85694, 333-88608, 333-99697) of Proxim
Corporation of our report dated March 11, 2004 appearing on this Annual Report on Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

San Jose, California
March 11, 2004